Merger	12 Months Ended
Dec. 31, 2024
Merger [Abstract]
Merger
3. MERGER
As described in Note 1,
Nature of the Business
, the Company completed its Merger with AVROBIO on June 20, 2024. The Merger was accounted for as a reverse recapitalization in accordance with GAAP with Legacy Tectonic as the accounting acquirer of AVROBIO. At the effective time of the Merger, substantially all the assets of AVROBIO consisted of cash and cash equivalents, as well as other nominal assets. Under such reverse recapitalization accounting, the assets and liabilities of AVROBIO were recorded at their fair value at the effective time of the Merger, which approximated book value due to the short-term nature. No goodwill or intangible assets were recognized. Consequently, the consolidated financial statements of the Company reflect the historical operations of Legacy Tectonic for accounting purposes together with the issuance of shares to the former shareholders of AVROBIO, the legal acquirer, and a recapitalization of the equity of Legacy Tectonic, the accounting acquirer. The exchange ratio was retroactively applied to all outstanding common shares, convertible preferred shares, stock options and restricted stock of Legacy Tectonic.
As part of the recapitalization, Legacy Tectonic recognized the assets and liabilities listed below:

Cash and cash equivalents	$85,230
Prepaid expenses and other current assets	319
Accounts payable	(1,988)
Accrued expenses and other current liabilities	(5,405)

Net assets acquired	$78,156

The Company incurred transaction costs of $9.3 million which was recorded as a reduction to additional paid-in
capital in the Consolidated Balance Sheet.